Events after the Reporting Period	12 Months Ended
Dec. 31, 2022
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Disclosure of events after reporting period [text block]
43.	Events after the Reporting Period

(a)	On January 12, 2023, POSCO, a subsidiary, issued the 313-1st non-guaranteed bonds (issued amount ￦ 50 billion), the 313-2nd non-guaranteed bonds (issued amount ￦ 450 billion), and the

313-3rd non-guaranteed bonds (issued amount
￦
200 billion). The maturities of the bonds are January 10, 2025, January 12, 2026, and January 12, 2028. In addition, POSCO issued non-guaranteed senior dollar bonds (issued amount USD 2 billion) on January 17, 2023. The maturities of the bonds are January 17, 2026 (USD 700 million), January 17, 2028 (USD 1 billion), and January 17, 2033 (USD 300 million).

(b)	On March 17, 2023, at the annual general meeting of shareholders of POSCO HOLDINGS INC., the shareholders approved the annual dividend of ￦ 2,000 per common share (total dividend: ￦ 151.7 billion).